Fees Summary	Sep. 29, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 30,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	4,143.00
Total Offset Amount	0.00
Net Fee	$ 4,143.00